Superseder & Exchange Agreement

     This Superseder & Exchange Agreement (the "Agreement") is made and entered into by and among AmeriNet Group.com, Inc., a publicly held Delaware corporation with a class of securities registered under Section 12(g) of the Exchange Act ("AmeriNet"); Trilogy International, Inc., a Florida corporation ("Trilogy"); and, Dennis A. Berardi ("Mr. Berardi") and Carol A. Berardi, his wife (Mrs. Berardi"), both Florida residents (collectively "Mr. & Mrs. Berardi;" AmeriNet, Trilogy and Mr. & Mrs. Berardi being sometimes hereinafter collectively referred to as the "Parties" or generically as a "Party").


                                    Preamble:

     WHEREAS, Mr. & Mrs. Berardi were the promoters, parents, founders and controlling stockholders of Old Trilogy (as defined below), and currently serve as a majority of the members of Trilogy's board of directors and as Trilogy's executive officers, and in such roles, on December 1, 1999, participated in a reorganization involving Old Trilogy and a subsidiary of AmeriNet (Trilogy Acquisition") pursuant to Code Section 368(a)(2)(D), pursuant to which Old Trilogy was merged into Trilogy Acquisition, by operation of law became an integrated component of a wholly owned subsidiary of AmeriNet and all of Old Trilogy's capital stock, being 3,217,365 shares of common stock and 744,818 shares of preferred stock, were converted into 1,817,273 shares of AmeriNet common stock, 1,051,726 shares of which were issued to Mr. & Mrs. Berardi (the "Berardi Shares") and the balance were issued to the other Old Trilogy stockholders (the "Non-Berardi Shares"); and

     WHEREAS, AmeriNet has loaned Trilogy $672,051 in expansion and operating funds since the Reorganization (the "AmeriNet Loans") but Trilogy has been unable to meet the projections pursuant to which the AmeriNet Loans were provided, and AmeriNet has advised Trilogy that it will not make any further funds available to it; and

     WHEREAS, without further funding, Trilogy will be unable to continue in operation and Mr. & Mrs. Berardi have requested that AmeriNet, as Trilogy's sole current stockholders, permit Trilogy to take certain actions not authorized pursuant to the terms of the Reorganization, in order to permit it to obtain $300,000 in additional capital required to attain its business plans and projections; and

     WHEREAS, Xcel Associates, Inc., a New Jersey corporation ("Xcel") has agreed to arrange for infusion of the capital required by Trilogy, provided that AmeriNet's equity interest in Trilogy is reduced to 20%, Xcel is provided a 19.28% equity interest in Trilogy, Mr. & Mrs. Berardi are provided a 27.86% equity interest in Trilogy and a 27.86% equity interest will be sold hereunder to George T. Jochum and a 5% interest will be provided to Richard H. Tanenbaum, Attorney at Law; and,

     WHEREAS, in order to induce AmeriNet to agree to such actions and to extinguish the AmeriNet Loans, Trilogy and Mr. & Mrs. Berardi have offered to return all of the Berardi Shares to AmeriNet if Trilogy (as defined below) will issue them shares in Trilogy as compensation therefore; and

     NOW,   THEREFORE,   in  consideration   of  the  covenants,   promises  and
representations set forth herein, and for other good and valuable consideration, the Parties, intending to be legally bound, hereby agree as follows:

                                   Witnesseth:

                                    Article I
                                   Definitions

     The following terms or phrases, as used in this Agreement, shall have the following meanings:

(A)      Accredited Investor:

                    An investor that meets the requirements for treatment as an accredited investor, as defined in Rule 501(a) of Commission Regulation D, which provides as follows:

                    Accredited investor.

                    "Accredited investor" shall mean any person who comes within any of the following categories, or who the issuer reasonably believes comes within any of the following categories, at the time of the sale of the securities to that person:

               (1) Any bank as defined in section 3(a)(2) of the Act, or any savings and loan association or other institution as defined in section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934; any insurance company as defined in section 2(13) of the Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in section 2(a)(48) of that Act; Small
                    Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000; employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

               (2)  Any  private  business  development  company  as  defined in section 202(a)(22) of the Investment Advisers Act of 1940;

               (3) Any organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

               (4) Any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer;

                    (5) Any natural person whose individual net worth, or joint net worth with that person's spouse, at the time of his purchase exceeds $1,000,000;

                    (6) Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

                    (7) Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in ss.230.506(b)(2)(ii); and

                    (8) Any entity in which all of the equity owners are accredited investors.

(B)      Aggregate AmeriNet

         Investment:

                    All sums invested in Trilogy by holders of the Non-Berardi Shares (the "Original Trilogy Investment") plus the amount of the AmeriNet Loans immediately prior to the Closing.

(C)      (1)      Closing:

                    The effectuation of the transactions called for by this Agreement, including exchange of securities, execution of instruments, stock certificates, stock powers, releases and other documents.

         (2)      Closing Date:     The date on which the Closing takes place.

(D)      Code:             The Internal Revenue Code of 1986, as amended.

(E)      Commission:       The United States Securities and Exchange Commission

(F)      EDGAR:     The  Commission's  electronic  data  gathering and retrieval system accessible by the public at the Commission's website located at http://www.sec.gov.

(G)      Exchange Act:     The Securities Exchange Act of 1934, as amended.

(H)      Exchange   Act   Reports:

                    The reports on Commission Forms 10-SB, 10-KSB, 10-QSB and 8-K and Commission Schedules 14A and 14C, that AmeriNet is required to file pursuant to Sections 13, 14, 15(d) and 12(g) of the Exchange Act.

(I)      Florida Act:         The Florida Securities and Investor Protection Act

(J)      Florida Rule:

                    Florida  Rule   3E-500.005,   which   provides  as  follows:
                    Disclosure requirements of Section 517.061(11)(a)3., Florida Statutes.

                    (1) Transactions by an issuer which do not satisfy all of the conditions of this rule shall not raise any presumption that the exemptions provided by Section 517.061(11), Florida Statutes is not available for such transactions. Attempted compliance with this rule does not act as an election; the issuer can also claim the availability of Section 517.061(11), Florida Statutes, outside this rule.

                    (2) The determination as to whether sales of securities are part of a larger offering (i.e., are deemed to be integrated) depends on the particular facts and circumstances. In determining whether sales should be regarded as part of a larger offering and thus should be integrated, the facts described in Rule 3E-500.01 should be considered.

                    (3) Although sales made pursuant to Section 517.061(11), Florida Statutes, and in compliance with this rule, are exempt from the registration provisions of this Act, such exemption does not avoid the antifraud provisions of Sections 517.301 and 517.311, Florida Statutes.

                    (4) The provisions of this rule shall apply only to transactions which are consummated with persons in the State of Florida.

                    (5) The requirements of Sections 517.061(11)(a)(3), Florida Statutes, that each purchaser, or his representative be provided with or given reasonable access to full and fair disclosure of all material information shall be deemed to be satisfied if either paragraphs (5)(a) or
                         (5)(b) are complied with:

                    (a) Access to or Furnishing of Information. Reasonable access to, or the furnishing of, material information shall be deemed to have been satisfied if prior to the sale a purchaser is given access to the following information:

                    1.   All material books and records of the issuer; and

                    2. All material contracts and documents relating to the proposed transaction; and

                    3.   An  opportunity to question the  appropriate  executive
                         officers or partners. ....

                    (6) In the case of an issuer that is subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the provisions of paragraph (5)(b) of this rule shall be deemed satisfied by providing the following:

                    (a) The information contained in the annual report required to be filed under the Securities Exchange Act of 1934 or a registration statement on Form S-1 [CCH Federal Securities Law Reporter P. 7121 ] under the Securities Act of 1933, whichever filing is the most recent required to be filed, and the information contained in any definitive proxy statement required to be filed pursuant to Section 14 of the Securities Exchange Act of 1934 and in any reports or documents required to be filed by the issuer pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, since the filing of such annual report or registration statement; and

                    (b) A brief description of the securities being offered, the use of the proceeds from the offering, and any material changes in the issuer's affairs which are not disclosed in the documents furnished.

(K)
         (1)      Old Trilogy:

                    Trilogy International, Inc., a Florida corporation with an independent existence prior to December 1, 1999, which was merged into Trilogy Acquisition.

         (2)      Trilogy:

                    Name given to Trilogy Acquisition, the corporation that survived the merger of Old Trilogy and Trilogy Acquisition.

         (3)      Trilogy Acquisition:

                    A new corporation organized by AmeriNet solely for the purpose of effecting the acquisition of Old Trilogy and into which Old Trilogy was merged.

(L)      Reorganization:

                    The corporate events effected in reliance on Section 368(a)(2)(D) of the Code which took place on or about December 1, 1999, between AmeriNet, Trilogy Acquisition and Old Trilogy, as a result of which Trilogy became a wholly owned subsidiary of AmeriNet and the former Old Trilogy securities holders became AmeriNet securities holders.

(M)      Reorganization Agreement:

                    The agreement between AmeriNet and all of the former stockholders of Old Trilogy closed on or about December 1, 1999, pursuant to Old Trilogy was merged into Trilogy
                    Acquisitions creating Trilogy, all of the Old Trilogy securities were converted into AmeriNet securities and Trilogy became a wholly owned subsidiary of AmeriNet, a copy of the Reorganization Agreement having been filed with the Commission at its EDGAR website.

(N)      Securities Act:            The Securities Act of 1933, as amended.

(O)      Service:                   The United States Internal Revenue Service.

(P) All undefined financial terms shall have the meanings ascribed to them by generally accepted accounting practices, consistently applied, as modified by rules of the Commission.

(Q) Additional terms characterized by initial capital letters are defined in this Agreement immediately following their first use.

                                   Article II
                              Operative Provisions

     Subject to the condition precedent that all actions required to be taken in order to comply with the securities and other laws of each state having jurisdiction over the transactions called for under this Agreement, the Parties hereby agree as follows:

(A)      Mr. & Mrs. Berardi hereby agree to:

          (1) Immediately return all of the Berardi Shares to AmeriNet, to waive any obligations of any kind that AmeriNet or its affiliates have to them; and

         (2) Release AmeriNet and its affiliates from any obligations to them, from the beginning of time until the Closing on this Agreement, other than the obligations specifically undertaken by AmeriNet pursuant to this Agreement; and

         (3) Vote the proxy granted to them by AmeriNet in Section 2(B) solely in the manner required by this Agreement.

         (4) Execute themselves if so requested and have Xcel, George T. Jochum and Richard H. Tanenbaum execute the Investment Letter which will include an accredited investor representation, the basic form of which is attached hereto subject to such inclusion and further review, prior to the transfer of Trilogy Stock to them, which shall include a statement from each stating the following: "I (we) acknowledge that in acquiring shares of common stock of Trilogy International, Inc. (the "Company"): (i) I (we) am (are) aware that the Company is insolvent and has sustained material operating losses; (ii) neither AmeriNet Group.com.Inc., The Yankee Companies, Inc., nor any officer, director, shareholder, affiliate, consultant or agent of either corporation has made any representation or warranty to me (us) concerning the Company, its business, operations, financial condition, management or future prospects, and I am acquiring the common stock on an "as is" basis; and (iv) I (we) am (are) not relying upon any oral or written statements made by any of the above parties in making my (our) investment decision."

(B) In consideration for Mr. & Mrs. Berardi's return of the Berardi Shares, the covenants of Trilogy set forth below and the other actions performed or to be performed by Mr. & Mrs. Berardi, and Trilogy, as required by this Agreement, AmeriNet hereby agrees to and does hereby:

         (1) Discharge the Trilogy Loans and hereby transfers eighty percent (80%) of the issued and outstanding stock of Trilogy as set forth below in section B(1)(b), with the following being the then existing facts with regard to Trilogy:

                  (a) Be capitalized by Xcel or persons introduced by Xcel,(the "New Investors") through an equity investment of $300,000, $70,000 of which has already been invested in Trilogy by Xcel and $225,000 of which is to be invested by George T. Jochum, an individual introduced by Xcel, for the interest stated below; and

                  (b) Immediately following the equity investment described in Section 2(B)(1), will be owned in the following ratio:

                           (i)      AmeriNet, 20%;

                           (ii)     Xcel or its assigns, 19.28%;

                           (iii) Mr. & Mrs. Berardi, 27.86%(in the aggregate) it being agreed the Berardi Shares and the Berardi's 27.86% interest in Trilogy both have an agreed fair market value as of the date hereof of two hundred twenty five thousand dollars ($225,000),said amount also being equal to the cash investment and percentage ownership by George T. Jochum; and,

                           (iv)     Richard H. Tanenbaum, 5%; and,

                           (i) George T. Jochum, 27.86% in return for his investment of $225,000 in Trilogy.

(2) Grant Mr. & Mrs. Berardi a proxy to vote all of AmeriNet's capital stock in Trilogy in favor of corporate resolutions authorizing and effecting the actions required and contemplated by this Agreement, including, without limitation, the election of a new Board of Directors.

(3) Release Mr. & Mrs. Berardi and Trilogy and its affiliates from any obligations to them, from the beginning of time until the Closing on this Agreement, other than the obligations specifically undertaken by the Berardi's pursuant to this Agreement; and

(C) In consideration for the Agreements of Mr. & Mrs. Berardi and AmeriNet in Sections 2(A) and 2(B), Trilogy hereby agrees as follows:

         (1) It will take all actions required by it in order to assure compliance with the provisions of Sections 2(A) and 2(B) of this Agreement;

         (2) It will refrain from taking any action that would violate or facilitate the violation of any of the provisions of Sections 2(A) and 2(B) of this Agreement;

         (3) It hereby waives any obligations of any kind that AmeriNet or its affiliates have to it, and releases AmeriNet and its affiliates from any obligations to it, from the beginning of time until the Closing on this Agreement, other than the obligations specifically undertaken by AmeriNet pursuant to this Agreement.

         (4) For a period of one (1) year from the date of closing hereunder, AmeriNet's 20% share in Trilogy will not be reduced as long as the total of equity investments and investments convertible into equity investments in Trilogy, including those referred to in Section2(B), does not exceed $300,000.

          (5) (a) If the total of new equity investments in Trilogy, including those referred to in Section2(B), exceeds $300,000, then AmeriNet and its designees will have a right of first offer to subscribe to equity securities or securities convertible into equity securities which Trilogy intends to offer for sale to be issued by Trilogy or its successors in interest in such amount necessary to maintain its 20% share of Trilogy (the "Right of First Offer"), such right to be exercised within five business days after receipt of a notice of the intent to sell stock by Trilogy, such notice to include a copy of the offer and all related materials (the "Financing Notice").

               (b) Exercise of the Right of First Offer will be affected by tender of a notice accepting the offer and closing on the exercise will be in accordance with the terms of the offer.

               (c) The failure on any occasion to exercise the Right of First Offer shall not be a waiver of future rights thereto.

               (d) If the Right of First Offer is not exercised, Trilogy may sell stock to third party(ies) but only in accordance with the terms presented to and declined by AmeriNet.

               (e) Nothwithstanding the foregoing, AmeriNet's Right of First Offer shall not be operative or prevent Trilogy from adopting an Employee Stock Option Plan or otherwise providing stock options to key contributors of Trilogy's future operations, and shall be limited to instances where Trilogy intends to sell stock or grant stock options to raise additional cash.

                                   Article III
                      Superseder, Mutual Releases & Closing

(A) The terms of this Agreement supersede the terms of all other agreements between AmeriNet, Trilogy and Mr. & Mrs. Berardi and their affiliates, all of which will be henceforth null and void as if they had never been entered into, this Agreement being deemed a novation, settlement accord and satisfaction of all such prior agreements.

(B) In consideration for the exchange of covenants reflected above but excepting only the obligations created by this Agreement, AmeriNet, Trilogy and Mr. & Mrs. Berardi hereby each release, discharge and forgive the other, and each of the others' subsidiaries, affiliates, members, officers, directors, partners, agents and employees from any and all liabilities, whether current or inchoate, from the beginning of time until the date of this Agreement.

(C) The transactions contemplated by this Agreement, issuance of the equity interests in Trilogy and capitalization of Trilogy shall be effected as soon as possible following the execution of this Agreement, but in any event, prior to June 30, 2000, and, to the extent possible, the Closing shall be effected through exchange of documents and instruments in escrow, by next day delivery service, such documents and instruments to be released from escrow concurrently with confirmation by legal counsel to Trilogy and Amerinet that all transactions contemplated by this Agreement have been completed.

                                   Article IV
                               General Provisions

4.1      Interpretation.

(A) When a reference is made in this Agreement to schedules or exhibits, such reference shall be to a schedule or exhibit to this Agreement unless otherwise indicated.

(B)      The words "include,"  "includes" and "including" when used herein shall
         be  deemed  in  each  case  to  be  followed  by  the  words   "without
         limitation."

(C) The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

(D) The captions in this Agreement are for convenience and reference only and in no way define, describe, extend or limit the scope of this Agreement or the intent of any provisions hereof.

(E) All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the Party or Parties, or their personal representatives, successors and assigns may require.

(F) The Parties agree that they have been represented by counsel during the negotiation and execution of this Agreement and, therefore, waive the application of any law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document.

4.2      Notice.

(A) All notices, demands or other communications given hereunder shall be in writing and shall be deemed to have been duly given on the first business day after mailing by United States registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

         (1)      To AmeriNet:

                            AmeriNet Group.com, Inc.

        Crystal Corporate Center; 2500 North Military Trail, Suite 225-C;
                           Boca Raton, Florida 33431
                   Attention: Lawrence R. Van Etten, President
               Telephone (561) 998-3435, Fax (561) 998-3425; and,
                 e-mail larry@amerinetgroup.com; with copies to

                    George Franjola, Esquire; General Counsel
                            AmeriNet Group.com, Inc.
                   1941 Southeast 51st Terrace; Ocala, Florida
        34471 Telephone (352) 694-6661, Fax (352) 694-1325; and, e-mail,
                           tyclegal@atlantic.net, and

                           The Yankee Companies, Inc.
         Crystal Corporate Center; 2500 North Military Trail, Suite 225;
                           Boca Raton, Florida 33431
                   Attention: Leonard Miles Tucker, President
               Telephone (561) 998-2025, Fax (561) 998-3425; and,
                         e-mail carrington@flinet.com;

         (2)      To Trilogy:

                           Trilogy International, Inc.
               526 Southeast Dixie Highway; Stuart, Florida 34994.
                     Attention: Carol A. Berardi, President
 Telephone (561) 781-7278; fax (561) 781-7282; e-mail cberardi@trilogyonline.com



         (3)      Mr. & Mrs. Berardi:

                Mr. & Mrs. Dennis A. Berardi and Carol A. Berardi
                1050 Southwest Chapman Way; Palm City, Florida 34990
                  Telephone (561) 219-4569; Fax (561) 781-7686

         or such other address or to such other person as any Party shall designate to the other for such purpose in the manner hereinafter set forth.

(B)      At the request of any Party,  notice will also be provided by overnight
         delivery,   facsimile   transmission   or  e-mail,   provided   that  a
         transmission receipt is retained.

(C)      (1)      Amerinet  acknowledge  that  the  Yankee  Companies,  Inc.,  a
                  Florida   corporation   ("Yankees")   serves  as  a  strategic
                  consultant to AmeriNet and has acted as scrivener for Amerinet in this transaction but that Yankees is neither a law firm nor an agency subject to any professional regulation or oversight.

         (2) Yankees has advised Amerinet to retain independent legal and accounting counsel to review this Agreement and its exhibits and incorporated materials on their behalf.

         (3) The decision by Amerinet not to use the services of legal counsel in conjunction with this transaction shall be solely at their own risk, Amerinet acknowledging that applicable rules of the Florida Bar prevent AmeriNet's general counsel, who has reviewed, approved and caused modifications on behalf of AmeriNet, from representing anyone other than AmeriNet in this transaction.

4.3      Merger of All Prior Agreements Herein.

(A) This instrument, together with the instruments referred to herein, contains all of the understandings and agreements of the Parties with respect to the subject matter discussed herein.

(B) All prior agreements whether written or oral are merged herein and shall be of no force or effect.

4.4      Survival.

         The several representations, warranties and covenants of the Parties contained herein shall survive the execution hereof and the Reorganization and shall be effective regardless of any investigation that may have been made or may be made by or on behalf of any Party.

4.5      Severability.

         If any provision or any portion of any provision of this Agreement, other than one of the conditions precedent or subsequent, or the application of such provision or any portion thereof to any person or circumstance shall be held invalid or unenforceable, the remaining portions of such provision and the remaining provisions of this Agreement or the application of such provision or portion of such provision as is held invalid or unenforceable to persons or circumstances other than those to which it is held invalid or unenforceable, shall not be affected thereby.

4.6      Governing Law.

         This Agreement shall be construed in accordance with the substantive and procedural laws of the State of Delaware (other than those regulating taxation and choice of law).

4.7      Indemnification.

(A) Each Party hereby irrevocably agrees to indemnify and hold the other Parties harmless from any and all liabilities and damages (including legal or other expenses incidental thereto), contingent, current, or inchoate to which they or any one of them may become subject as a direct, indirect or incidental consequence of any action by the indemnifying Party or as a consequence of the failure of the indemnifying Party to act, whether pursuant to requirements of this Agreement or otherwise.

(B) In the event it becomes necessary to enforce this indemnity through an attorney, with or without litigation, the successful Party shall be entitled to recover from the indemnifying Party, all costs incurred including reasonable attorneys' fees throughout any negotiations, trials or appeals, whether or not any suit is instituted.

4.8      Dispute Resolution.

(A) In any action between the Parties to enforce any of the terms of this Agreement or any other matter arising from this Agreement any proceedings pertaining directly or indirectly to the rights or obligations of the Parties hereunder shall, to the extent legally permitted, be held in Palm Beach County, Florida, and the prevailing Party shall be entitled to recover its costs and expenses, including reasonable attorneys' fees up to and including all negotiations, trials and appeals, whether or not any formal proceedings are initiated.

(B) In the event of any dispute arising under this Agreement, or the negotiation thereof or inducements to enter into the Agreement, the dispute shall, at the request of any Party, be exclusively resolved through the following procedures:

         (1)      (a)    First, the issue shall be submitted to mediation before
                         a mediation service in Palm Beach County, Florida to be selected by lot from six alternatives to be provided, two by Mr. & Mrs. Berardi, two by AmeriNet and two by Trilogy.

                  (b) The mediation efforts shall be concluded within ten business days after their initiation unless the
                         Parties unanimously agree to an extended mediation period;

         (2) In the event that mediation does not lead to a resolution of the dispute then at the request of any Party, the Parties shall submit the dispute to binding arbitration before an arbitration service located in Palm Beach County, Florida to be selected by lot, from six alternatives to be provided, two by Mr. & Mrs. Berardi, two by AmeriNet and two by Trilogy.

         (3)      (a)      Expenses of mediation shall be borne equally by the
                           Parties, if successful.

                  (b)      Expenses  of  mediation,   if  unsuccessful   and  of
                           arbitration shall be borne by the Party or Parties against whom the arbitration decision is rendered.

                  (c) If the terms of the arbitral award do not establish a prevailing Party, then the expenses of unsuccessful mediation and arbitration shall be borne equally by the Parties involved.

4.9      Benefit of Agreement.

         The terms and provisions of this Agreement shall be binding upon and inure to the benefit of the Parties, their successors, assigns, personal representatives, estate, heirs and legatees but are not intended to confer upon any other person any rights or remedies hereunder.

4.10     Further Assurances.

         The Parties agree to do, execute, acknowledge and deliver or cause to be done, executed, acknowledged or delivered and to perform all such acts and deliver all such deeds, assignments, transfers, conveyances, powers of attorney, assurances, stock certificates and other documents, as may, from time to time, be required herein to effect the intent and purpose of this Agreement.

4.11     Counterparts.

(A)      This Agreement may be executed in any number of counterparts.

(B)      All   executed    counterparts    shall    constitute   one   Agreement
         notwithstanding that all signatories are not signatories to the original or the same counterpart.

(C) Execution by exchange of facsimile transmission shall be deemed legally sufficient to bind the signatory; however, the Parties shall, for aesthetic purposes, prepare a fully executed original version of this Agreement which shall be the document filed with the Commission.

4.12     License.

(A) This form of agreement is the property of Yankees and has been customized for this transaction with the consent of Yankees by George Franjola, Esquire, Yankee's general counsel.

(B) The use of this form of agreement by the Parties is authorized hereby solely for purposes of this transaction.

(C) The use of this form of agreement or of any derivation thereof without Yankees' prior written permission is prohibited.

     In Witness Whereof, AmeriNet, Trilogy and Mr. & Mrs. Berardi have caused this Agreement to be executed by themselves or their duly authorized respective officers, all as of the last date set forth below:

Signed, Sealed and Delivered
         In Our Presence:

                                                        AmeriNet Group.com, Inc.
_________________________________                      (A Delaware corporation)

_________________________________        By:    /s/ Lawrence R. Van Etten
                                                _____________________________
                                                Lawrence R. Van Etten, President
         (Corporate Seal)

                                          Attest:  /s/ Vanessa H. Lindsey
                                                _____________________________
                                                  Vanessa H. Lindsey, Secretary
Dated:   June 30, 2000

State of Florida           }
County of Palm Beach       } ss.:

         On this 30th day of June, 2000, before me, a notary public in and for the county and state aforesaid, personally appeared Lawrence R. Van Etten and Vanessa H. Lindsey, to me known, and known to me to be the president and secretary of AmeriNet Group.com, Inc., the above-described corporation, and to me known to be the persons who executed the foregoing instrument, and acknowledged the execution thereof to be their free act and deed, and the free act and deed of AmeriNet Group.com, Inc., for the uses and purposes therein mentioned.

         In witness whereof, I have hereunto set my hand and affixed my notarial seal the day and year in this certificate first above written. My commission expires the ___day of ______________, ____.

         {Seal}                                 /s/ Charles J. Scimeca
                                           --------------------------------
                                                     Notary Public

                                                     Trilogy International, Inc.
_________________________________                       (a Florida corporation)

_________________________________        By:    /s/ Carol A. Berardi
                                                _____________________________
                                                  Carol A. Berardi, President
         (Corporate Seal)

                                       Attest:  /s/ Dennis A. Berardi
                                                _____________________________
                                                    Dennis A. Berardi, CEO
Dated:   June 30, 2000

State of Florida           }
County of Palm Beach       } ss.:

         On this 30th day of June, 2000, before me, a notary public in and for the county and state aforesaid, personally appeared Carol A. Berardi and Dennis
A. Berardi, to me known, and known to me to be the president and CEO of Trilogy International, Inc., the above-described corporation, and to me known to be the persons who executed the foregoing instrument, and acknowledged the execution thereof to be their free act and deed, and the free act and deed of Trilogy International, Inc., for the uses and purposes therein mentioned.

         In witness whereof, I have hereunto set my hand and affixed my notarial seal the day and year in this certificate first above written. My commission expires the ___day of _______________, ____.

         (Seal)
                                                 ----------------------------
                                                      Notary Public

                                                           Mr. & Mrs. Berardi

---------------------------------
                                                /s/ Dennis A. Berardi
---------------------------------                ----------------------------
                                                     Dennis A. Berardi

---------------------------------
                                                 /s/ Carol A. Berardi
---------------------------------                ----------------------------
                                                     Carol A. Berardi

Dated:   June 30, 2000

State of Florida           }
County of Palm Beach       } ss.:

         On this 30th day of June, 2000, before me, a notary public in and for the county and state aforesaid, personally appeared Dennis A. Berardi and Carol
A. Berardi, his wife, to me known, and known to me to be the persons who executed the foregoing instrument, and acknowledged the execution thereof to be their free act and deed for the uses and purposes therein mentioned.

         In witness whereof, I have hereunto set my hand and affixed my notarial seal the day and year in this certificate first above written. My commission expires the ___day of _______________, ____.

         (Seal)
                                             ----------------------------
                                                      Notary Public

                                 Exhibit 3(D)(6)
                           Form of Investment Letters

Date:

Carol A. Berardi
President
Trilogy
526 Southeast Dixie Highway
Stuart, Florida 34994

         Re.:     Trilogy Securities

Dear Madame:

         I hereby certify and warrant that I am a party to that certain superseder and exchange agreement to which a form of this letter is annexed as an exhibit (the "Agreement"), pursuant to which I am acquiring equity securities of Trilogy and I am providing this letter to acknowledge certain matters and to bind myself by certain agreements required by Trilogy, in order to assure that the issuance of unregistered securities to me complies with applicable exemptions from securities registration requirements provided under federal securities laws and the securities laws of my state of domicile.

         I hereby certify that:

1. Upon receipt of the Trilogy securities, I will be acquiring them for my own account for investment purposes without any intention of selling or distributing all or any part thereof. I represent and warrant that I qualify as an accredited investor (as that term is defined in rule 501(a) of Regulation D promulgated under authority of the Securities Act of 1933, as amended [the "Securities Act"]) and that I am sophisticated in financial affairs, or have relied on the advice of someone sophisticated in financial affairs, and I able to bear the economic risks of this investment and I do not have any reason to anticipate any change in my circumstances, financial or otherwise, nor any other particular occasion or event which should cause me to sell or distribute, or necessitate or require my sale or distribution of the Trilogy securities. No one other than me has any beneficial interest in the Trilogy securities.

2. I have consulted with my own legal counsel who, after having been apprized by me of all the material facts surrounding this transaction, opined to me, for the benefit of Trilogy, that this transaction was being effected in full compliance with the applicable securities laws of my state of domicile.

3. I agree that I will in no event sell or distribute any of the Trilogy securities unless in the opinion of Trilogy's counsel (based on an opinion of my legal counsel) the Trilogy securities may be legally sold without registration under the Securities Act, and/or registration and/or other qualification under then-applicable State and/or Federal statutes, or the Trilogy securities shall have been so registered and/or qualified and an appropriate prospectus, shall then be in effect.

4. I am fully aware that the Trilogy securities is being offered and issued by Trilogy to me in reliance on the exemption provided by Section 4(6) or the Securities Act which exempts the sale of securities by an issuer solely to accredited investors, based on my certifications and warranties.

5. In connection with the foregoing, I consent to Trilogy's legending my certificates representing the Trilogy securities to indicate my investment intent and the restriction on transfer contemplated hereby and to Trilogy's placing a "stop transfer" order against the Trilogy securities in Trilogy's securities transfer books until the conditions set forth herein shall have been met.

6. I acknowledge by my execution hereof that I have had access to Exchange Act Reports that contain material information concerning Trilogy's predecessor, Trilogy International, Inc., and to Trilogy's updated financial statements, business plans and information, books, records and properties, and have inspected the same to my full and complete satisfaction prior to my acquisition of the Trilogy securities.

7. I represent and warrant that because of my experience in business and investments, I am competent to make an informed investment decision with respect thereto on the basis of my inspection of Trilogy's records and my questioning of Trilogy's officers.

         I further certify that my domicile is located at the address set forth in the Agreement.

                                Very truly yours,

                           [Entity Name, if applicable
                            -------------------------
                         [Name and Title, if applicable]

                                    Signature